EATON VANCE SENIOR FLOATING-RATE TRUST

Supplement to Statement of Additional Information dated February 14, 2019

The following is added to the tables under “Portfolio Managers.” in “Investment Advisory and Other Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Andrew Sveen*
Registered Investment Companies	3	$ 1,994.9	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0

*	As of December 31, 2018

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Trust*	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds*
Andrew Sveen	$100,001 - $500,000	$100,001 - $500,000

*	As of December 31, 2018. Mr. Sveen became a portfolio manager effective March 1, 2019.

March 1, 2019